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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 10, 2003

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              DELAWARE                           000-26667                              75-2057054
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)
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                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 10, 2003, Craftmade International, Inc. (the "Company") issued a press release announcing that its Board of Directors approved a stock purchase program. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1   Press Release of the Company, dated December 10, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRAFTMADE INTERNATIONAL, INC

Date: December 10, 2003             By: /s/ Kathleen B. Oher
                                        --------------------------------
                                        Kathleen B. Oher
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit
Number       Description
-------      -----------
99.1     -   Press release of the Company, dated December 10, 2003
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